SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549



FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): January 12,
2009

CAL ALTA AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada		000-51227		      88-0448809
(State or Other (Commission File Number)     (IRS Employer
Jurisdiction of 			    Identification Number)
Incorporation)


#8, 3927 Edmonton Trail, N.E., Calgary, Alberta   T2E 6T1
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (403) 291-
7020


 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



As used herein, the terms, "we," "us," "our," and the "Company" refers to Cal Alta Auto Glass, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A.	Acquisition of Energy One Resource Services, Inc.

	On January 12, 2009, we entered to a Securities Purchase
Agreement (the "Acquisition Agreement") for the purchase of all of the outstanding capital stock of Energy One Resource Services, Inc., an Alberta corporation ("Energy One").

      Under the terms of the Acquisition Agreement, we are acquiring all of the 14,839,000 shares of the Class A Common Stock of Energy One effective December 30, 2008 (the "Closing Date") and assume all of the outstanding liabilities of Energy One as of that date with the result that Energy One becomes our subsidiary (the "Acquisition"). As of this date, shareholders holding a majority of the outstanding shares of Energy One have executed the Acquisition Agreement and we anticipate that all or nearly all of the remaining shareholders will execute the Acquisition Agreement in the near future.

      The Acquisition Agreement provides that we will issue an aggregate of 14,839,000 shares of our Common Stock to complete the purchase of the 14,839,000 shares of the Class A Common Stock of Energy One. All of the shares of our Common Stock issued pursuant to the Acquisition Agreement are being issued in accordance with a claim of exemption under Section 4(2) of the Securities Act of 1933 and each stock certificate will be issued with a restricted securities legend.


B.	Sale of Existing Business

	On January 12, 2009, we entered into the Asset Purchase Agreement (the "Divestiture Agreement") with our President, Frank Aiello, wherein we agreed to sell and transfer all of our existing automobile glass repair business and assets to Mr. Aiello in consideration of Mr. Aiello assuming all of our existing liabilities (existing as of December 31, 2008) and tendering to the Company, as payment therefore, an aggregate of one million six hundred sixty-six thousand six hundred-sixty-six (1,666,667) shares of our Common Stock previously owned and held by Mr. Aiello.


	The Divestiture Agreement was effective December 31, 2008 (the "Divestiture Closing Date") and was approved by our Board of Directors with advice and assistance received from an independent financial advisor. The Divestiture Agreement also requires that Mr. Aiello indemnify and hold the Company harmless from and against any debts, claims, and liabilities that existed as of December 31, 2008 and which may be later asserted against the Company.

	With the closing of the Acquisition Agreement on December 30, 2008 and the closing of the Divestiture Agreement the following day on December 31, 2008, our assets, business, and strategy has changed such that we are no longer in the business of providing automobile glass repair services and we are now focused on the business being conducted by Energy One.

	For these and other reasons, we may be viewed as a company that is entering a new business with all of the attendant risks and uncertainties associated with a new business. Any person who acquires our Common Stock should be prepared to lose all or substantially all of their investment.

ITEM  2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1.	Acquisition of Energy One Resource Services, Inc.

	On January 12, 2009, we entered to a Securities Purchase
Agreement (the "Acquisition Agreement") for the purchase of all of the outstanding capital stock of Energy One Resource Services, Inc., an Alberta corporation ("Energy One").

      Under the terms of the Acquisition Agreement, we are acquiring all of the 14,839,000 shares of the Class A Common Stock of Energy One effective December 30, 2008 (the "Closing Date") and assume all of the outstanding liabilities of Energy One as of that date with the result that Energy One becomes our subsidiary (the "Acquisition"). As of this date, shareholders holding a majority of the outstanding shares of Energy One have executed the Acquisition Agreement and we anticipate that all or nearly all of the remaining shareholders will execute the Acquisition Agreement in the near future.

      The Acquisition Agreement provides that we will issue an aggregate of 14,839,000 shares of our Common Stock to complete the purchase of the 14,839,000 shares of the Class A Common Stock of Energy One. All of the shares of our Common Stock issued pursuant to the Acquisition Agreement are being issued in accordance with a claim of exemption under Section 4(2) of the Securities Act of 1933 and each stock certificate will be issued with a restricted securities legend.


2.	Sale of Existing Business

      On January 12, 2009, we entered into the Asset Purchase Agreement (the "Divestiture Agreement") with our President, Frank Aiello, wherein we agreed to sell and transfer all of our existing automobile glass repair business and assets to Mr. Aiello in consideration of Mr. Aiello assuming all of our existing liabilities (existing as of December 31, 2008) and tendering to the Company, as payment therefore, an aggregate of one million six hundred sixty-six thousand six hundred-sixty-six (1,666,667) shares of our Common Stock previously owned and held by Mr. Aiello.

	The Divestiture Agreement was effective December 31, 2008 and was approved by our Board of Directors with advice and assistance received from an independent financial advisor. The Divestiture Agreement requires that Mr. Aiello indemnify and hold the Company harmless from and against any debts, claims, and liabilities that existed as of December 31, 2008 and which may be later asserted against the Company.

	With the closing of the Acquisition Agreement and the Divestiture Agreement the following day, our assets, business, and strategy has changed such that we are no longer in the business of providing automobile glass repair services and we are now focused on the business being conducted by Energy One.

      We are a small company and we face all of the uncertainties and risks associated with a small business together with the burdens and obligations of a publicly-traded company.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

	With the closing of the acquisition (the "Acquisition") of the outstanding Class A Common Stock of Energy One Resource
Services, Inc., an Alberta corporation, ("Energy One") we are obligated to issue an aggregate of 14,839,000 shares of our Common Stock to the stockholders of Energy One.

      As of this date, shareholders holding a majority of the outstanding shares of Energy One have executed the Acquisition Agreement and we anticipate that all or nearly all of the remaining shareholders will execute the Acquisition Agreement in the near future. In connection with the issuance of our Common Stock to complete the Acquisition:

(1)	We did not use and do not anticipate using any
underwriter in connection with the Acquisition and no commissions or underwriting fees of any sort will be paid or incurred in connection with the Acquisition;

(2)	We have not paid and we will not be paying any
cash consideration to any of the stockholders in connection with the purchase of the shares of Energy One or the Acquisition;


(3)	All of the shares of our Common Stock issued to
complete the Acquisition will be issued upon a claim of exemption under Section 4(2) of the Securities Act of 1933 and any applicable exemptions provided under Canadian laws. In each case, we have been assured that each stockholder of Energy One is an "accredited investor" (as that term is defined under Rule 501 of Regulation D of the Securities Act of 1933) and that: (i) each is sophisticated and experienced in making investments in small public companies whose common stock is traded on a limited and sporadic basis;
(ii) each has had a full and unrestricted opportunity to ask questions and receive answers to all said questions from our management so as to allow them to fully evaluate the risks and merits of acquiring our Common Stock; (iii) each has had full and unrestricted access to our corporate books and records; (iv) each has reviewed copies of our annual 2006 and 2007 Form 10-KSBs together with our quarterly Form 10-QSBs and Form 10-Q as filed with the U.S. Securities and Exchange
Commission so as to provide each of them with such disclosures comparable to that found in a registration statement; (v) each has reviewed copies of 2006 and 2007 year-end audited financial statements together with our un-audited quarterly financial statements for each of the first three financial quarters of each of these years and for the 2008 calendar year; (vi) each understands that our Common Stock is a "restricted security" and they may not sell or transfer said Common Stock without an effective registration statement or an opinion of counsel that such sale or transfer may be completed pursuant to an exemption there from;
and (vii) each agreed that they were acquiring our Common Stock for investment purposes only and not with a view toward a distribution or resale of the Common Stock.

(4)	Each stockholder of Energy One is to receive one
share of the Company's Common Stock for each share of Energy One owned and held by them.

(5)	We will not receive any proceeds from the
Acquisition; that is, we have not and will not be receiving any cash or other proceeds from the Acquisition.

ITEM  5.01	CHANGES IN CONTROL OF REGISTRANT

	Upon entry into the Acquisition Agreement, we are obligated to issue an aggregate of 14,839,000 shares of our Common Stock to the stockholders of Energy One Resource Services, Inc., an
Alberta corporation ("Energy One").


	Prior to the Acquisition, we had 18,800,000 shares of our Common Stock outstanding. As a result of the Acquisition and upon issuance of all the shares of our Common Stock pursuant to the Acquisition Agreement, the stockholder of Energy One will own, in the aggregate, 44.11% of our outstanding Common Stock (before including the effect of the return of 1,666,667 shares returned by Mr. Aiello resulting from the Divestiture Agreement and the effect of any stock options that may be exercised by persons who hold said options in Energy One). As a result, the stockholders of Energy One will, in the aggregate, influence our corporate affairs.

	The issuance of the shares pursuant to the Acquisition Agreement was undertaken pursuant to the negotiations that we conducted with the officers and directors of Energy One and the Letter of Intent that we executed with Energy (which was extended and renewed). We did not receive and will not receive consideration in connection with the shares of Energy One that we acquire under the terms of the Acquisition Agreement.

	A copy of the Acquisition Agreement and the Divestiture
Agreement is attached to this Form 8-K. There are no collateral or other agreements relating to either of these Agreements.

ITEM 7.01	REGULATION FD DISCLOSURE

	As stated above, we have entered into the Acquisition
Agreement effective December 30, 2008 and the Divestiture
Agreement e3ffective December 31, 2008.

	Our management believes that these transactions will better serve the long-term interests of our Company but there can be no assurance that either of these transactions will prove to be successful or that our Company and our stockholders will gain any immediate or long-term benefit.

	We are a small company with limited opportunities, limited managerial and financial resources, and a limited trading market for our Common Stock.

(A)  Factors That May Affect Future Results

	In General. The purchase of shares of the Company's common stock is very speculative and involves a very high degree of risk. As a small company, our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)	The market price of our common stock may fluctuate
significantly.

	The market price of our common shares may fluctuate significantly in response to factors, many of which are beyond our control, such as:
-	the announcement of new technologies by us or our
competitors;
-	quarterly variations in our and our competitors'
results of operations;
-	changes in earnings estimates or recommendations
by securities  	analysts;
-	developments in our industry;
-	general market conditions and other factors,
including factors unrelated to our own operating
performance;
-	changing regulatory exposure, laws, rules and
regulations which may change; and
-	tax incentives and other changes in the tax code.

	Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)	Trading of our common stock is limited.

	Our Common Stock is traded only on the Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our common stock, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)	Limited Financial Resources and Future Dilution

	We are a small company and we have limited financial resources. While we believe that we have some growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CAL ALTA AUTO GLASS, INC.






Date: January 13, 2009
By:
/s/ Frank Aiello

Frank Aiello, President


Exhibits:


10.21	Securities Purchase Agreement
10.22	Asset Purchase Agreement